ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

Class A Shares	RAAAX
Class N Shares	RAANX

(a series of Northern Lights Fund Trust)

Supplement dated June 15, 2023 to the Prospectus and

Statement of Additional Information dated May 1, 2023

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective July 21, 2023, the Class N shares of the Altegris/AACA Opportunistic Real Estate Fund (the “Fund”) will be discontinued. Accordingly, the Fund will no longer accept purchase orders from any investor for Class N shares. Upon discontinuance, existing Class N shareholders will be redesignated as Class A shareholders with any sales loads associated with Class A shares being waived (referred to as “Class A load-waived” shares).

Class A load waived shares have the same cost and fee structure as Class N shares (i.e., any loads for future subscriptions applicable to Class A shares will be waived for existing Class N shareholders who are redesignated as Class A shareholders, with all other applicable fees and expenses being equal).

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS N SHARES OF THE FUND ON OR PRIOR TO THE REDESIGNATION DATE WILL HAVE THEIR CLASS N SHARES AUTOMATICALLY REDESIGNATED AS CLASS A SHARES AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-877-772-5838.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2023, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-877-772-5838.